EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of Horizon Telcom, Inc. for the quarterly period ended June 30, 2002 as filed August 14, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon Telcom, Inc.

Date: August 11, 2002           /s/ Thomas McKell
                                -----------------------------------------------
                                Thomas McKell, President and Chief Executive
                                Officer of Horizon Telcom, Inc.

Date: August 11, 2002           /s/ Peter M. Holland
                                -----------------------------------------------
                                Peter M. Holland, Chief Financial Officer of
                                Horizon Telcom, Inc.




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